SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 10, 2007
WASHINGTON MUTUAL, INC.
(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	1-14667 (Commission File Number)	91-1653725 (I.R.S. Employer Identification No.)
1301 SECOND AVENUE
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (206) 461-2000
(Former name or former address, if changed since last report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

SECTION 7 – REGULATION FD
Item 7.01 Regulation FD Disclosure
     The following information is hereby “furnished” by Washington Mutual, Inc. (the “Company”):
Equity Offering
     On December 10, 2007, the Company announced that it has commenced a public offering of $2.5 billion of convertible preferred securities.  The Company initially intends to contribute up to $1.0 billion of the net proceeds from this offering to Washington Mutual Bank, its principal bank subsidiary, as additional capital, and retain the remaining net proceeds for general corporate purposes.
Financial and Credit Disclosures
     Furnished pursuant to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2 is an update to the Company’s previous earnings driver guidance and a residential portfolio credit update.
Retirement of Chief Legal Officer
     The Company announced that Fay L. Chapman, the Company’s Senior Executive Vice President and Chief Legal Officer, will be retiring from the Company effective June 30, 2008.  In anticipation of Ms. Chapman’s retirement, the board of directors of the Company elected Stewart M. Landefeld as Interim Chief Legal Officer and Executive Vice President of the Company, effective immediately, while the Company conducts a national search for a permanent Chief Legal Officer.  Ms. Chapman will remain an employee of the Company pending her retirement.
     Prior to his election, Mr. Landefeld worked as a partner in the Seattle office of Perkins Coie LLP (“Perkins”) and as Chair of the Perkins Business Group, where he practiced since 1980.  Mr. Landefeld, who has asked not to be considered in the search for a permanent Chief Legal Officer, expects to return to the practice of law at Perkins after the conclusion of the search.
     The Company has engaged Heidrick and Struggles to assist in a national search for a permanent Chief Legal Officer.
CAUTIONARY STATEMENTS
     This document and its exhibits contain forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning, or future or conditional verbs, such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading “Factors That May Affect Future Results” in Washington Mutual’s 2006 Annual Report on Form 10-K and “Cautionary Statements” in our Forms 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 which include:
•	Volatile interest rates and their impact on the mortgage banking business;

•	Credit risk;

•	Operational risk;

•	Risks related to credit card operations;

•	Changes in the regulation of financial services companies, housing government-sponsored enterprises and credit card lenders;

•	Competition from banking and nonbanking companies;

•	General business, economic and market conditions;

•	Reputational risk;

•	Liquidity risk; and

•	Valuation risk.
     There are other factors not described in our 2006 Form 10-K and Forms 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 which are beyond the Company’s ability to anticipate or control that could cause results to differ.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
The Company hereby furnishes the following exhibits to this Current Report on Form 8-K:

99.1	Washington Mutual, Inc. 2007-2008 Earnings Drivers Update

99.2	Washington Mutual, Inc. Residential Portfolio Credit Update

SIGNATURE
             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2007	WASHINGTON MUTUAL, INC.

	By:	/s/ Ronald J. Cathcart

Ronald J. Cathcart Executive Vice President and Chief Enterprise Risk Manager

EXHIBIT INDEX
The Company hereby furnishes the following exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Washington Mutual, Inc. 2007-2008 Earnings Drivers Update

99.2	Washington Mutual, Inc. Residential Portfolio Credit Update